Exhibit 99.1

CONSENT

THIS CONSENT dated as of December 28, 2015 (this “Agreement”), is entered into among UNIFIED GROCERS, INC., INC., a California corporation (“Borrower”), the financial institutions party hereto (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (in such capacity, “Administrative Agent”).

PRELIMINARY STATEMENTS

Borrower, Lenders and Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Borrower has requested that Administrative Agent and Lenders consent to the extension of the due date for delivery of (a) annual financial statements for Borrower’s Fiscal Years ended September 27, 2014 and October 3, 2015 and (b) financial projections for Borrower’s 2016 Fiscal Year and waive certain matters related thereto, in each case as more specifically set forth herein and, subject to the terms and conditions set forth herein, Administrative Agent and each of Lenders party hereto have agreed to grant such request of Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Consent and Waiver. Subject to, and in accordance with the terms and conditions set forth herein, Administrative Agent and the Lenders hereby consent and agree to the extension of the deadline for delivery of (a) the annual financial statements pursuant to Section 6.1(iii) of the Credit Agreement for Borrower’s Fiscal Years ended September 27, 2014 and October 3, 2015, and the certificates and information required by clauses (v) and (ix) of Section 6.1 of the Credit Agreement in connection therewith, to June 30, 2016 and (b) the financial projections pursuant to Section 6.1(vi) of the Credit Agreement for Borrower’s 2016 Fiscal Year to January 31, 2016. Borrower has informed Administrative Agent and the Lenders that (i) the audit committee of Borrower, with the assistance of independent legal counsel, has conducted an investigation (the “Investigation”) of issues relating to the setting of case reserves and management of claims by the Insurance Subsidiaries and related matters and is currently evaluating what impact, if any, the findings will have on Borrower’s 2014 or 2015 consolidated financial statements, any consolidated financial statements previously filed, or Borrower’s assessment of its disclosure controls and procedures or internal control over financial reporting, and (ii) Borrower expects this evaluation will be completed in sufficient time to enable Borrower to deliver the items described in clause (a) above by June 30, 2016. The Lenders hereby waive Defaults and Events of Default identified on Schedule 1 hereto solely to the extent arising out of any revision or other modification which may be necessitated by determinations made as a result of the Investigation to any writing previously delivered by a Loan Party (or which may be delivered prior to June 30, 2016) in accordance with the Loan Documents, or the effect or consequence thereof.

3. Conditions to Effectiveness. This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions:

(a) Loan Documents. Administrative Agent shall have received the following:

(i) executed counterparts of this Agreement executed by Borrower, the Required Lenders and Administrative Agent; and

(ii) executed counterparts of the Guarantor Acknowledgement attached hereto as Exhibit A from each Guarantor.

(b) Other Documents. Administrative Agent shall have received such other instruments, documents and certificates as Administrative Agent shall reasonably request in connection with the execution of this Agreement.

4. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Lenders or Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5. Representations and Warranties/No Default. By its execution hereof, Borrower hereby represents and warrants as follows:

(a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of this Agreement and each other document executed in connection herewith to which it is a party have been duly authorized by all necessary action on the part of such Loan Party.

(b) This Agreement and each other document executed in connection herewith has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c) The representations and warranties of Borrower and its Subsidiaries set forth in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof, to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects on and as of such earlier date; provided that if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty.

(d) No Default or Event of Default has occurred or is continuing or would result after giving effect to the transactions contemplated by this Agreement.

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6. Reaffirmations. Borrower (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Security Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Security Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement, the Security Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7. Miscellaneous.

(a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Sections 10.15, 10.17 and 10.18 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b) Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c) Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement

(d) Severability. If any provision of any of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e) Entirety. This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

UNIFIED GROCERS, INC.,
as Borrower

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Senior Vice President of Finance and Treasurer

Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Sylvia Tran
Name:	Sylvia Tran
Title:	Authorized Signatory

Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Robert M. Dalten
Name:	Robert M. Dalten
Title:	Senior Vice President

Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

BANK OF MONTREAL,
as a Lender

By:	/s/ Craig Thistlewhite
Name:	Craig Thistlewhite
Title:	Managing Director

Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Peter Ehlinger
Name:	Peter Ehlinger
Title:	Vice President

Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Suzanne S. Fitzgerald
Name:	Suzanne S. Fitzgerald
Title:	Assistant Vice President

Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

BANK OF THE WEST,
as a Lender

By:	/s/ Bryan Bains
Name:	Bryan Bains
Title:	VP

Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

CITIBANK, N.A.,
as a Lender

By:	/s/ Mick Chow
Name:	Mick Chow
Title:	Authorized Signer

Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION,
as a Lender

By:	/s/ David Knoblarch
Name:	David Knoblarch
Title:	SVP

Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

EXHIBIT A

GUARANTOR ACKNOWLEDGMENT

THIS GUARANTOR ACKNOWLEDGEMENT, dated as of December 28, 2015, is delivered by the undersigned (“Guarantors”) in connection with that certain Consent, dated as of the date hereof (the “Agreement”), among UNIFIED GROCERS, INC., INC., a California corporation (“Borrower”), the lenders party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (in such capacity, “Administrative Agent”). Capitalized undefined terms used herein shall have the meanings assigned thereto in the Credit Agreement referred to in the Agreement.

Guarantors previously executed (a) that certain Amended and Restated Subsidiary Guaranty dated as of June 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of Administrative Agent guaranteeing the obligations of Borrower and (b) that certain Amended and Restated Security Agreement dated as of June 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of Administrative Agent securing the obligations of Guarantors. The undersigned hereby (a) acknowledge the execution and delivery of the Agreement, (b) confirm and agree that the guaranties under the Guaranty are, and shall continue to be, in full force and effect, (c) confirm and agree that grants of security under the Security Agreement are, and shall continue to be, in full force and effect, and (d) hereby ratify and confirm in all respects their obligations under the Guaranty, the Security Agreement and each other Loan Document.

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Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

CROWN GROCERS, INC.

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Treasurer and Assistant Secretary

UNIFIED INTERNATIONAL, INC.

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Treasurer and Assistant Secretary

Unified Grocers, Inc.

Signature Page to Consent (2014 and 2015 Audited Financials)

SCHEDULE 1

DEFAULTS AND EVENTS OF DEFAULT WAIVED PURSUANT TO SECTION 2

(a) any Default or Event or Default under Section 8.3 of the Credit Agreement arising as a result of Borrower’s failure to comply with Section 6.1 of the Credit Agreement (and any similar covenants in any of the Loan Documents); and

(b) any Default or Event of Default under Section 8.4 of the Credit Agreement arising as a result of any of the following being false in any material respect on the date as of which made: (i) any representation or warranty in Section 5.5 of the Credit Agreement; (ii) any representation or warranty in Section 5.7 of the Credit Agreement; (iii) any representation or warranty in Section 5.21 of the Credit Agreement, by reason of any Default or Event of Default waived pursuant to Section 2 of this Agreement; (iv) any representation or warranty in any certificate delivered in connection with any writing previously delivered by a Loan Party (or which may be delivered prior to June 30, 2016) pursuant to the Loan Documents, which writing is revised or otherwise modified as necessitated by determinations made as a result of the Investigation, to the extent any representation or warranty set forth in any such certificate is made false by any such revision or modification; and (v) any other representation or warranty in any of the Loan Documents similar to those described above.

Unified Grocers, Inc.

Schedule 1 to Consent (2014 and 2015 Audited Financials)